EXHIBIT INDEX

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

2.0 (a)   Stock Purchase and Sale Agreement  Incorporated by reference to
          by and between Ogden Projects,     Exhibit No. 2(a) forming part
          Inc. and Blount, Inc. dated        of the Registrant's Current
          December 17, 1990, without         Report on Form 8-K and Form 8
          exhibits                           Amendment to Application or
                                             Report (File No. 1-10282) filed
                                             with the Securities and Exchange
                                             Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, on June 7, 1991 and
                                             August 6, 1991, respectively.

    (b)   Agreement and Amendment, dated as  Incorporated by reference to
          of May 23, 1991, to the Stock      Exhibit No. 2(b) forming part
          Purchase and Sale Agreement        of the Registrant's Current
          between Ogden Projects, Inc. and   Report on Form 8-K and Form 8
          Blount, Inc., dated December 17,   Amendment to Application or
          1990.                              Report (File No. 1-10282) filed
                                             with the Securities and Exchange
                                             Commission under the Securities
                                             Exchange Act of 1934, as amended
                                             on June 7, 1991 and August 6,
                                             1991, respectively.

 2.1 (a)  Amended and Restated Agreement     Transmitted herewith.
          and Plan of Merger by and among
          Ogden Corporation, OPI Acquisition
          Corp., and Ogden Projects, Inc.
          dated as of September 27, 1994.

 4.1 (a)  Trust Indenture, dated as of       Incorporated by reference to
          December 1, 1986, and amended and  Exhibit No. 4.1(a) forming part
          restated as of July 1, 1987,       of the Registrant's Registration
          between Shawmut Bank, N.A., as     Statement on Form S-1 (File No.
          trustee, and Massachusetts         33-29312) filed with the
          Industrial Finance Agency.         Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i) Amendment No. 2, dated as of   Incorporated by reference to
              April 1, 1992, to Amended and  Exhibit No. 4.1(a)(i) forming
              Restated Trust Indenture, as   part of the Registrant's Report
              amended, between Shawmut       on Form 10-Q (File No. 1-10282)
              Bank, N.A., as trustee, and    filed with the Securities and
              Massachusetts Industrial       Exchange Commission under the
              Finance Agency.                Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

          (ii) Supplemental and Amending     Incorporated by reference to
               Trust Indenture, dated as of Exhibit No. 4.1(a)(ii) forming May 1, 1992, between Shawmut part of the Registrant's Report
               Bank, N.A., as trustee, and   on Form 10-Q (File No. 1-10282)
               Massachusetts Industrial      filed with the Securities and
               Finance Agency.               Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

     (b)  OHA Loan Agreement, dated as of    Incorporated by reference to
          December 1, 1986, and as amended   Exhibit No. 4.1(b) forming part
          as of August 1, 1988, between      of the Registrant's Registration
          Ogden Haverhill Associates and     Statement on Form S-1 (File No.
          Massachusetts Industrial Finance   33-29312) filed with the
          Agency.                            Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Amendment No. 2, dated as of  Incorporated by reference to
               May 1, 1992, to the OHA Loan  Exhibit No. 4.1(b)(i) forming
               Agreement, as amended,        part of the Registrant's Report
               between Ogden Haverhill       on Form 10-Q (File No. 1-10282)
               Associates and Massachusetts  filed with the Securities and
               Industrial Finance Agency.    Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

     (c)  OHA (Ogden Haverhill Project)      Incorporated by reference to
          Massachusetts Industrial Finance   Exhibit No. 4.1(c) forming part
          Agency Series A Note, dated        of the Registrant's Registration
          December 23, 1986, and as amended  Statement on Form S-1 (File No.
          as of August 1, 1988 (Amendment    33-29312) filed with the
          incorporated by reference to       Securities and Exchange
          Exhibit No. 4.1(e)), by Ogden      Commission under the Securities
          Haverhill Associates to Shawmut    Act of 1933, as amended.
          Bank, N.A., as trustee.

     (d)  OHA (Ogden Haverhill Project)      Incorporated by reference to
          Massachusetts Industrial Finance   Exhibit No. 4.1(d) forming part
          Agency Series B Note, dated        of the Registrant's Registration
          December 23, 1986, and as amended  Statement on Form S-1 (File No.
          as of August 1, 1988 (Amendment    33-29312) filed with the
          incorporated by reference to       Securities and Exchange
          Exhibit No. 4.1(e)), by Ogden      Commission under the Securities
          Haverhill Associates to Shawmut    Act of 1933, as amended.
          Bank, N.A., as trustee.

     (e)  OHA (Ogden Haverhill Project)      Incorporated by reference to
          Massachusetts Industrial Finance   Exhibit No. 4.1(e) forming part
          Agency Series C Note, dated        of the Registrant's Registration
          December 23, 1986, and as amended  Statement on Form S-1 (File No.
          as of August 1, 1988, by Ogden     33-29312) filed with the
          Haverhill Associates to Shawmut    Securities and Exchange
          Bank, N.A., as trustee.            Commission under the Securities
                                             Act of 1933, as amended.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

          (i)  Amendment No. 2, dated as of  Incorporated by reference to
               May 28, 1992, to OHA (Ogden   Exhibit No. 4.1(e)(i) forming
               Haverhill Project)            part of the Registrant's
               Massachusetts Industrial      Report on Form 10-Q (File No.
               Finance Agency Series C       1-10282) filed with the
               Note, as amended, by Ogden    Securities and Exchange
               Haverhill Associates to       Commission under the Securities
               Shawmut Bank, N.A., as        Exchange Act of 1934, as
               trustee.                      amended, for the quarterly
                                             period ended June 30, 1992.

     (f)  SBR Loan Agreement, dated as of    Incorporated by reference to
          December 1, 1986, and as amended   Exhibit No. 4.1(f) forming part
          through August 1, 1988, between    of the Registrant's Registration
          SBR Associates and Massachusetts   Statement on Form S-1 (File No.
          Industrial Finance Agency.         33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Amendment No. 2, dated as of  Incorporated by reference to
               May 1, 1992, to SBR Loan      Exhibit No. 4.1(f)(i) forming
               Agreement, as amended,        part of the Registrant's Report
               between SBR Associates and    on Form 10-Q (File No. 1-10282)
               Massachusetts Industrial      filed with the Securities and
               Finance Agency.               Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

     (g)  SBR (Ogden Haverhill Project)      Incorporated by reference to
          Massachusetts Industrial Finance   Exhibit No. 4.1(g) forming part
          Agency Series D Note, dated        of the Registrant's Registration
          December 23, 1986, and as amended  Statement on Form S-1 (File No.
          as of August 1, 1988, by SBR       33-29312) filed with the
          Associates to Shawmut Bank, N.A.,  Securities and Exchange
          as trustee.                        Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Amendment No. 2, dated as of  Incorporated by reference to
               May 28, 1992, to SBR (Ogden   Exhibit No. 4.1(g)(i) forming
               Haverhill Project)            part of the Registrant's Report
               Massachusetts Industrial      on Form 10-Q (File No. 1-10282)
               Finance Agency Series D       filed with the Securities and
               Note, as amended, by SBR      Exchange Commission under the
               Associates to Shawmut Bank,   Securities Exchange Act of 1934,
               N.A., as trustee.             as amended, for the quarterly
                                             period ended June 30, 1992.

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EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

     (h)  Letter of Credit and Reimbursement Incorporated by reference to
          Agreement, dated as of December    Exhibit No. 4.1(h) forming part
          1, 1986, between Ogden Martin      of the Registrant's Registration
          Systems of Haverhill, Inc. and     Statement on Form S-1 (File No.
          Union Bank of Switzerland,         33-29312) filed with the
          New York Branch.                   Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Reimbursement Agreement       Incorporated by reference to
               Amendment, dated August 1,    Exhibit No. 4.1(h)(i) forming
               1988, between Ogden Martin    part of Amendment No. 1 to the
               Systems of Haverhill, Inc.    Registrant's Registration
               and Union Bank of             Statement on Form S-1 (File No.
               Switzerland, New York         33-29312) filed with the
               Branch.                       Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

         (ii)  Second Reimbursement          Incorporated by reference to
               Agreement Amendment, dated    Exhibit No. 4.1(h)(ii) forming
               August 1, 1989, between       part of Amendment No. 3 to the
               Ogden Martin Systems of       Registrant's Registration
               Haverhill, Inc. and Union     statement on Form S-1 (File No.
               Bank of Switzerland, New      33-29312) filed with the
               York Branch.                  Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

        (iii)  Third Reimbursement           Incorporated by reference to
               Agreement Amendment, dated    Exhibit No. 4.1(h)(iii) forming
               October 13, 1989, between     part of Amendment No. 1 to the
               Ogden Martin Systems of       Registrant's Registration
               Haverhill, Inc. and Union     Statement on Form S-1 (File No.
               Bank of Switzerland, New      33-31575) filed with the
               York Branch.                  Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

         (iv)  Fourth Reimbursement          Incorporated by reference to
               Agreement Amendment, dated    Exhibit No. 4.1(h)(iv) forming
               as of September 23, 1991,     part of the Registrant's Report
               between Ogden Martin Systems on Form 10-Q (File No. 1-10282) of Haverhill, Inc. and Union filed with the Securities and
               Bank of Switzerland, New      Exchange Commission under the
               York Branch.                  Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

          (v)  Fifth Reimbursement           Incorporated by reference to
               Agreement Amendment, dated    Exhibit No. 4.1(h)(v) forming
               as of May 1, 1992, between    part of the Registrant's Report
               Ogden Martin Systems of       on Form 10-Q (File No. 1-10282)
               Haverhill, Inc. and Union     filed with the Securities and
               Bank of Switzerland, New      Exchange Commission under the
               York Branch.                  Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

     (i)  Reimbursement Agreement, dated as  Incorporated by reference to
          of May 31, 1989, between Ogden     Exhibit No. 4.1(i) forming
          Haverhill Properties, Inc. and     part of the Registrant's Report
          Swiss Bank Corporation, New York   on Form 10-Q (File No. 1-10282)
          Branch.                            filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1990.

          (i)  First Amendment to the        Incorporated by reference to
               Reimbursement Agreement       Exhibit No. 4.1(i)(i) forming
               dated as of May 28, 1992      part of the Registrant's Report
               between Ogden Haverhill       on Form 10-Q (File No. 1-10282)
               Properties, Inc. and Swiss    filed with the Securities and
               Bank Corporation, New York    Exchange Commission under the
               Branch.                       Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1992.

4.2 (a)   Second Amended and Restated Trust  Incorporated by reference to
          Indenture, dated as of February    Exhibit No. 4.8(a) forming part
          1, 1989, between the Fairfax       of the Registrant's Registration
          County Economic Development        Statement on Form S-1 (File No.
          Authority and Crestar Bank, as     33-29312) filed with the
          trustee.                           Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.


     (b)  Conditional Sale and Security      Incorporated by reference to
          Agreement, dated as of February    Exhibit No. 4.8(b) forming part
          1, 1988, between the Fairfax       of the Registrant's Registration
          County Solid Waste Authority and   Statement on Form S-1 (File No.
          Ogden Martin Systems of Fairfax,   33-29312) filed with the
          Inc.                               Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

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EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

4.3       Specimen Stock Certificate for     Incorporated by reference to
          Registrant's Common Stock.         Exhibit No. 4.12 forming part
                                             of Amendment No. 1 to the
                                             Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

4.4       Demand Note, dated May 31, 1989,   Incorporated by reference to
          by Registrant to Ogden             Exhibit No. 4.13 forming part
          Corporation.                       of Amendment No. 1 to the
                                             Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

4.5       Demand Note, dated December 19,    Incorporated by reference to
          1984, by Registrant to Bouldin     Exhibit No. 4.14 forming part
          Development Corporation.           of Amendment No. 1 to the
                                             Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.1      Tax Sharing Agreement, dated as    Incorporated by reference to
          of January 1, 1989, among Ogden    Exhibit No. 10.21 forming part
          Corporation, Ogden Projects, Inc.  of the Registrant's Registration
          and Subsidiaries, Ogden Allied     Statement on Form S-1 (File No.
          Services, Inc. and Subsidiaries,   33-29312) filed with the
          and Ogden Financial Services,      Securities and Exchange
          Inc. and Subsidiaries.             Commission under the Securities
                                             Act of 1933, as amended.

10.2 (a)  Amended and Restated Cooperation   Incorporated by reference to
          Agreement, dated April 30, 1983    Exhibit No. 10.22(a) forming
          and amended and restated as of     part of Amendment No. 2 to the
          April 1, 1985, and as further      Registrant's Registration
          amended through May 25, 1989       Statement on Form S-1 (File No.
          between Ogden Martin Systems,      33-29312) filed with the
          Inc. and Martin GmbH fur           Securities and Exchange
          Umwelt-und Energietechnik          Commission under the
          (confidential status has been      Securities Act of 1933,
          granted for certain provisions     as amended.
          thereof pursuant to Commission
          Order No. 810132).

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EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

          (i)  Amendment to Section 5.3.1    Incorporated by reference to
               of the Amended and Restated   Exhibit No. 19.1 forming part
               Cooperation Agreement,        of the Registrant's Report on
               effective as of January 1,    Form 10-Q (File No. 1-10282)
               1989, between Ogden Martin    filed with the Securities and
               System, Inc. and Martin GmbH Exchange Commission under the fur Umwelt-und Energietechnik Securities Exchange Act of 1934,
               (confidential status has      as amended, for the quarterly
               been granted for certain      period ended June 30, 1990.
               provisions thereof pursuant
               to Rule 24b-2).

        (ii)   Amendment No. 6 to Amended    Incorporated by reference to
               and Restated Cooperation      Exhibit No. 19.1 forming part
               Agreement, effective as of    of the Registrant's Report on
               January 1, 1991, between      Form 10-Q (File No. 1-10282)
               Ogden Martin Systems, Inc.    filed with the Securities and
               and Martin GmbH fur           Exchange Commission under the
               Umwelt-und Energietechnik.    Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended June 30, 1991.

     (b)  Rights of First refusal, dated     Incorporated by reference to
          June 2, 1989, among Walter Josef   Exhibit No. 10.22(b) forming
          Martin, Anneliese Martin, Johannes part of Amendment No. 2 to the
          Josef Edmund Martin and Ogden      Registrant's Registration
          Martin Systems, Inc.               Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.


10.3      Ogden Projects, Inc. Directors'    Incorporated by reference to
          Stock Option Plan.                 Exhibit No. 10.24 forming part
                                             of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.4      Letter Agreement, dated October    Incorporated by reference to
          5, 1990, between David L. Sokol    Exhibit No. 19.5 forming part
          and Ogden Corporation.             of the Registrant's Report on
                                             Form 10-Q (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities  Exchange Act of
                                             1934, as amended, for the
                                             quarterly period ended September
                                             30, 1990.

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EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

10.5      Ogden Projects, Inc. Employees'    Incorporated by reference to
          Stock Option Plan.                 Exhibit No. 10.26 forming part
                                             of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.6      Ogden Corporation Pension Plan,    Incorporated by reference to
          as amended and restated,           Exhibit No. 10.27 forming part
          effective as of January 1, 1988.   of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.7      Ogden Corporation Supplementary    Incorporated by reference to
          Deferred Benefit Plan, adopted     Exhibit No. 10.28 forming part
          December 13, 1976, and amended     of the Registrant's Registration
          as of January 5, 1988.             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.8      Ogden Corporation Stock Option     Incorporated by reference to
          Plan, effective as of March 11,    Exhibit No. 10.29 forming
          1986.                              part of the Registrant's
                                             Registration Statement on Form
                                             S-1 (File No. 33-29312) filed
                                             with the Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.9      Ogden Corporation 1990 Stock       Incorporated by reference to
          Option Plan, effective as of       Exhibit No. 10.29 forming part
          October 11, 1990.                  of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.10     Ogden Projects, Inc. Pension       Incorporated by reference to
          Plan effective as of January 1,    Exhibit No. 10.30 forming part
          1989.                              of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

          (i)  Amendment to Ogden Projects,  Incorporated by reference to
               Inc. Pension Plan effective   Exhibit No. 10.10(i) forming
               as of January 1, 1994.        part of Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1993.

10.11     Form of Supplementary Deferred     Incorporated by reference to
          Benefit Plan of Ogden Projects,    Exhibit No. 10.31 forming part
          Inc. effective as of January 1,    of Amendment No. 1 to the
          1989.                              Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.12     Ogden Projects, Inc. Profit        Incorporated by reference to
          Sharing Plan effective as of       Exhibit No. 10.32 forming part
          January 1, 1989.                   of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Ogden Projects Profit         Incorporated by reference to
               Sharing Plan amendment by     Exhibit No. 19.2 forming part
               Unanimous Written Consent     of the Registrant's Report
               of the Administrative         on Form 10-Q (file No. 1-10282)
               Committee, dated March 7,     filed with the Securities and
               1990.                         Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended March 31, 1990.

          (ii) Amendment to Ogden Projects,  Incorporated by reference to
               Inc. Profit Sharing Plan      Exhibit No. 10.12(ii) forming
               effective as of January 1,    part of Registrant's Report on
               1994.                         Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1993.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

10.13     Ogden Allied Services Saving       Incorporated by reference to
          and Security Plan, as amended      Exhibit No. 10.33 forming part
          and restated, effective as of      of the Registrant's Registration
          August 1, 1986.                    Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.14     Ogden Services Corporation         Incorporated by reference to
          Profit Sharing Plan, as amended    Exhibit No. 10.34 forming part
          and restated, effective as of      of the Registrant's Report on
          January 1, 1989, as further        Form 10-K (File No. 1-10282)
          amended July 18, 1990.             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.15 (a) Ogden Services Corporation         Incorporated by reference to
          Executive Pension Plan, effective  Exhibit No. 10.35(a) forming
          as of January 1, 1989.             part of the Registrant's Report
                                             on Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

     (b)  Ogden Services Corporation         Incorporated by reference to
          Executive Pension Plan Trust       Exhibit No. 10.35(b) forming
          Agreement, dated as of October     part of the Registrant's Report
          1, 1990, between Ogden Services    on Form 10-K (file No. 1-10282)
          Corporation and The Bank of New    filed with the Securities and
          York.                              Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.16 (a) Ogden Services Corporation         Incorporated by reference to
          Select Savings Plan, effective     Exhibit No. 10.36(a) forming
          as of October 1, 1990.             part of the Registrant's Report
                                             on Form 10-K (file No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

     (b)  Ogden Services Corporation         Incorporated by reference to
          Select Savings Plan Trust          Exhibit No. 10.36(b) forming
          Agreement, dated as of October     part of the Registrant's Report
          1, 1990, between Ogden Services    on Form 10-K (File No. 1-10282)
          Corporation and The Bank of New    filed with the Securities and
          York.                              Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.17     Form of Supplemental Defined       Incorporated by reference to
          Benefit Plan of Ogden Allied       Exhibit No. 10.34 forming
          Services effective as of January   part of Amendment No. 1 to
          1, 1989.                           the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.18     Ogden Environmental Services       Incorporated by reference to
          Pension Plan effective as of       Exhibit No. 10.35 forming
          January 1, 1989.                   part of the Registrant's
                                             Registration Statement on Form
                                             S-1 (File No. 33-29312) filed
                                             with the Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.19     Ogden Environmental Services       Incorporated by reference to
          Profit Sharing Plan effective as   Exhibit No. 10.36 forming part
          of January 1, 1989.                of the Registrant's Registration
                                             Statment on form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Ogden Environmental Services  Incorporated by reference to
               Profit Sharing Plan           Exhibit No. 19.3 forming part
               amendment by Unanimous        of the Registrant's Report on
               Written Consent of the        Form 10-Q (File No. 1-10282)
               Administrative Committee,     filed with the Securities and
               dated March 7, 1990.          Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the quarterly
                                             period ended March 31, 1990.

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EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

10.20     Form of Supplementary Deferred     Incorporated by reference to
          Benefit Plan of Ogden              Exhibit No. 10.37 forming part
          Environmental Services, Inc.,      of Amendment No. 1 to the
          effective as of January 1, 1989.   Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.21     Stock Purchase Agreement, dated    Incorporated by reference to
          as of May 31, 1989, between        Exhibit No. 10.38 forming part
          Company and Ogden Corporation.     of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.22     Stock Purchase Option Agreement,   Incorporated by reference to
          dated June 14, 1989, between       Exhibit No. 10.39 forming part
          Ogden Corporation and Company.     of the Registrant's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Amendment to Stock Purchase   Incorporated by reference to
               Option Agreement, dated       Exhibit No. 10.39(i) forming
               November 16, 1989, between    part of Amendment No. 1 to the
               Ogden Corporation and         Registrant's Registration
               Company.                      Statement on Form S-1 (File No.
                                             33-31575) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.23     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.47 forming part
          and William C. Mack.               of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

10.24     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.48 forming part
          and Scott G. Mackin.               of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities
                                             Exchange Act of 1934, as
                                             amended, for the fiscal year
                                             ended December 31, 1990.

          (i)  Employment Agreement dated    Incorporated by reference to
               January 1, 1994 between       Exhibit No. 10.24(i) forming
               Company and Scott G. Mackin.  part of Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1993.

10.25     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.49 forming part
          and Gloria A. Mills.               of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.26     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.50 forming part
          and Bruce W. Stone.                of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.27     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.51 forming part
          and John M. Klett.                 of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

EXHIBIT                                      LOCATION OF EXHIBIT IN
NUMBER    DESCRIPTION OF DOCUMENT            SEQUENTIAL NUMBERING SYSTEM

10.28     Employment Agreement, dated as     Incorporated by reference to
          of May 24, 1990, as amended        Exhibit No. 10.52 forming part
          October 11, 1990, between Ogden    of the Registrant's Report on
          Corporation and R. Richard Ablon.  Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

10.29     Agreement and Plan of Merger       Incorporated by reference to
          dated September 20, 1990 by and    Exhibit No. 10.53 forming part
          among Ogden Environmental          of the Registrant's Report on
          Services of Houston, Inc., Ogden   Form 10-K (File No. 1-10282)
          Acquisition Company and American   filed with the Securities and
          Envirotech, Inc.                   Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1990.

          (i)  Amendment dated June 12,      Incorporated by reference to
               1991 by and among Ogden       Exhibit No. 10.29 forming part
               Environmental Services of     of the Registrant's Report on
               Houston, Inc., Ogden          Form 10-K (File No. 1-10282)
               Acquisition Company and       filed with the Securities and
               American Envirotech, Inc.     Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1991.

10.30     Ogden Projects, Inc. Core          Incoroporated by reference to
          Executive Benefit Program.         Exhibit No. 10.30 forming part
                                             of the Registrant's Report on
                                             Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of 1934,
                                             as amended, for the fiscal year
                                             ended December 31, 1992.

11.0      Detail of Computation of           Transmitted herewith as
          Earnings Applicable to Common      Exhibit 11.
          Stock.

27.0      Financial Data Schedule            Transmitted herewith as
          (EDGAR filing only)                Exhibit 27.